MATTHEWS ASIA FUNDS

Supplement dated February 18, 2021

to Prospectus dated April 29, 2020, as supplemented

This supplement should be read in conjunction with the Prospectus dated April 29, 2020, as supplemented.

For all existing shareholders of the Matthews Emerging Asia Fund—Institutional Class (MIASX) and Investor Class (MEASX):

The Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) has approved the tax-free reorganization (the “Reorganization”) of the Matthews Emerging Asia Fund, a series of the Trust (the “Target Fund”), into the Matthews Asia Small Companies Fund, a series of the Trust (the “Acquiring Fund”), which is expected to be renamed the Matthews Emerging Markets Small Companies Fund on or about April 30, 2021. The Reorganization does not require the approval of the shareholders of the Target Fund or the Acquiring Fund.

The Matthews Emerging Markets Small Companies Fund will, as a result of the name change, also change its investment policies so that it will invest, under normal circumstances, at least 80% of its net assets in the common and preferred stocks of small-capitalization companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. These changes to the name and principal investment strategies of the Acquiring Fund are subject to possible further changes related to obtaining effectiveness of an amendment to the registration statement and revised disclosure, which is expected to occur on or about April 30, 2021.

The Reorganization was proposed because Matthews International Capital Management, LLC, the Funds’ investment adviser (“Matthews”), recognized that Asia now represents approximately 75% of the emerging markets small capitalization universe, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in Asia. Further, Matthews believes that shareholders of each Fund will benefit more from exposure to a broader investment universe as well as from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. The Target Fund and the Acquiring Fund have the same investment objective and similar investment strategies, policies, risks and restrictions.

To effectuate the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Target Fund. On the date of the closing of the Reorganization, shareholders of the Target Fund will receive Institutional Class or Investor Class shares, as applicable, of the Acquiring Fund equal in aggregate net asset value to the value of their shares of the Target Fund, in exchange for their shares of the Target Fund. The Reorganization is expected to be effective on or about April 29, 2021.

Effective after the close of business on April 16, 2021, shares of the Target Fund will no longer be offered to new or existing shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.

Effective on or about April 30, 2021, in connection with the name change of the Acquiring Fund, Robert Harvey, CFA, who is currently a Lead Manager of the Target Fund, will become a Co-Manager of the Acquiring Fund. Vivek Tanneeru, who has been Lead Manager of the Acquiring Fund since August 2020, will remain as Lead Manager of the Acquiring Fund. In addition, Jeremy Sutch, CFA, who has been a Senior Research Analyst at Matthews since 2015 and has supported the firm’s India and Pacific Tiger strategies, will become a Co-Manager of the Acquiring Fund.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund in the ordinary course until the last business day before the Reorganization is effective. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.

Please keep this Supplement with your Prospectus.

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